UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 6, 2022

ALTERYX, INC.

(Exact Name of the Registrant as Specified in its Charter)

Delaware	001-38034	90-0673106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3345 Michelson Drive, Suite 400, Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(888) 836-4274

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AYX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On January 6, 2022, Alteryx, Inc., a Delaware corporation (“Alteryx”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Alteryx Thunder Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of Alteryx (“Merger Sub”), Trifacta Inc., a Delaware corporation (“Trifacta”), and Shareholder Representative Services LLC, as representative of the Trifacta securityholders.

Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into Trifacta (the “Merger”), and upon consummation of the Merger, Merger Sub will cease to exist and Trifacta will become a direct wholly owned subsidiary of Alteryx. Upon consummation (the “Closing”) of the Merger, all outstanding shares of Trifacta capital stock, options and warrants to purchase Trifacta capital stock will be cancelled in exchange for $400.0 million in cash to existing Trifacta securityholders, subject to customary adjustments for working capital, transaction expenses, cash and indebtedness. In addition, Alteryx has established a retention pool in an aggregate amount of approximately $75.0 million in the form of restricted stock units covering shares of Alteryx Class A common stock that will be granted to certain Trifacta employees under Alteryx’s 2017 Equity Incentive Plan in accordance with the terms of the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants by Alteryx and Trifacta. A portion of the aggregate consideration will be held in escrow to secure the indemnification obligations of the Trifacta securityholders. The Closing of the Merger is subject to customary closing conditions, including regulatory approvals. The Merger Agreement also provides customary termination rights to each of the parties. The Merger is anticipated to close later in the quarter ending March 31, 2022.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby do not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which will be filed as an exhibit to Alteryx’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2022.

Press Release

On January 6, 2022, Alteryx issued a press release announcing the execution of the Merger Agreement (the “Press Release”) and a corresponding investor presentation (“Investor Presentation”) regarding the Merger. The Press Release and Investor Presentation are attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report on Form 8-K, respectively.

Item 2.02.	Results of Operations and Financial Condition.

On January 6, 2022, in connection with the announcement of Alteryx’s entry into the Merger Agreement described in Item 1.01 of this Current Report on Form 8-K, Alteryx issued a Press Release that, among other things, updated the guidance previously provided by Alteryx on November 2, 2021 with respect to revenue for the quarter ended December 31, 2021 and annual recurring revenue (“ARR”) as of December 31, 2021. As of the date of this Current Report on Form 8-K, revenue and ARR for the quarter ended December 31, 2021 are now expected to be at or above the high end of the previously issued guidance of $163 million to $168 million for revenue and $635 million in ARR.

This updated guidance is based on information available to Alteryx as of the date of this Current Report on Form 8-K and is subject to the completion of Alteryx’s quarterly and year end financial closing procedures and review by Alteryx’s independent registered public accounting firm.

The information included or incorporated by reference in this Item 2.02, including such information contained in the Press Release, is being furnished to the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This communication contains “forward-looking” statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which involve risks and uncertainties. These forward-looking statements include, but are not limited to, statements regarding the expected timing for the Closing of the Merger and our guidance for the fourth quarter and year ended December 31, 2021. You can identify these statements by the use of terminology such as “believe”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. You should not rely on these forward-looking statements as they involve risks and uncertainties that may cause actual results to vary materially from the forward-looking statements. Factors that might contribute to such differences include, among others, the possibility that the closing conditions to the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant a regulatory approval; and delay in closing the Merger or the possibility of non-consummation of the Merger. For more information regarding the risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these forward-looking statements, as well as risks relating to Alteryx’s business in general, Alteryx refers you to the “Risk Factors” section of Alteryx’s Securities and Exchange Commission (“SEC”) filings, including Alteryx’s most recent Form 10-K and Form 10-Q, which are available on the Investor Relations page of Alteryx’s website at https://investor.alteryx.com/ and on the SEC website at www.sec.gov. Alteryx undertakes no obligation to update any of these forward-looking statements for any reason after the date of this communication or to conform these statements to actual results or revised expectations, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated January 6, 2022.

99.2	Investor Presentation dated January 6, 2022.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERYX, INC.

Date: January 6, 2022	By:	/s/ Christopher M. Lal
Christopher M. Lal
Chief Legal Officer and Corporate Secretary